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                                                                    EXHIBIT 10.1

                               September 30, 1996

To:  Calbiochem-Novabiochem Corporation
     CN Biosciences, Inc.
       (formerly known as Calbiochem-Novabiochem International, Inc.) Calbiochem-Novabiochem AG

     Re: Termination of Certain Agreements and Release of Collateral in
         Connection with the IPO Consummation

Ladies and Gentlemen:

         Reference is made to the following:

         (A) the Loan and Security Agreement dated July 28, 1995 between Calbiochem-Novabiochem Corporation ("Borrower") and Silicon Valley Bank ("Silicon"), as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, and as amended by that Amendment to Loan Agreement dated June 27, 1996 (the "June 1996 Amendment"), and as otherwise amended from time to time (the "Loan Agreement"; terms defined in the Loan Agreement are used herein as therein defined);

         (B) Pledge Agreement dated July 27, 1995 (the "Cal AG Pledge Agreement") by Calbiochem-Novabiochem AG ("Cal AG") in favor of Silicon;

         (C) Security Agreement dated July 28, 1995 (the "Parent Security Agreement") by CN Biosciences, Inc. (formerly known as Calbiochem-Novabiochem International, Inc.) ("Parent") in favor of Silicon;

         (D) Pledge Agreement dated July 28, 1995 (the "Borrower Pledge Agreement") by Borrower in favor of Silicon;

         (E) Pledge Agreement dated July 28, 1995 (the "Parent Pledge Agreement") by Parent in favor of Silicon; and

         (F) Collateral Assignment, Patent Mortgage and Security Agreement dated July 28, 1995 (the "Collateral Assignment") by Borrower in favor of Silicon.

         Pursuant to the June 1996 Amendment, Silicon agreed that upon the occurrence of the IPO Consummation the Borrower's grant of the security interest in the Collateral as security for the Obligations shall be deemed terminated and of no force and effect.

         Further, Silicon hereby agrees as follows that upon the occurrence of the IPO Consummation:

         1. All references to the security interest or lien of Silicon in the Collateral as set forth in the Loan Agreement and related documents are deemed to be of no further force or effect;

         2. Notwithstanding the terms of their respective termination provisions or the Schedule, as amended, to the Loan Agreement, each of the Cal AG Pledge Agreement, Borrower Pledge Agreement, and the Parent Pledge Agreement shall be deemed terminated,
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Calbiochem-Novabiochem Corporation
CN Biosciences, Inc.
 (formerly known as Calbiochem-Novabiochem International, Inc.)
Calbiochem-Novabiochem AG
September 30, 1996
Page 2

and, in connection therewith, Silicon agrees to return all collateral pledged thereunder to the pledgor thereof;


         3. Notwithstanding the terms of their respective termination provisions or the Schedule, as amended, to the Loan Agreement, each of the Parent Security Agreement and the Collateral Assignment shall be deemed terminated; and

         4. Silicon shall execute such additional documentation and take such additional actions as are reasonably necessary to implement the termination of its security interests, pledges and liens as contemplated herein and as contemplated in the June 1996 Amendment.

         Finally, by your signature below, you hereby agree that, except as set forth specifically herein, all of the terms and provisions of the Loan Agreement and the continuing guaranties of CN Biosciences, Inc. and Calbiochem-Novabiochem AG in favor of Silicon with respect to the Obligations, shall continue in full force and effect and the same are hereby ratified and confirmed.

                                       Sincerely yours,

                                       Silicon Valley Bank

                                       By /s/ Linda LeBeau
                                         --------------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------

AGREED:

Calbiochem-Novabiochem Corporation

By /s/ Arthur E. Roke
  ---------------------------
     Title: Secretary
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CN Biosciences, Inc.
  (formerly known as Calbiochem-Novabiochem International, Inc.)

By /s/ James G. Stewart
  ---------------------------
     Title: CFO
           ------------------

Calbiochem-Novabiochem AG

By /s/ Stelios B. Papadopoulos
  ---------------------------
     Title: Director
           ------------------